CPI Aerostructures, Inc. 8-K

Exhibit 99.1

1 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Expertise in Aerospace Technologies G. Research 26 th Annual Virtual Aerospace & Defense Symposium Douglas McCrosson, President & Chief Executive Officer Thursday, September 10, 2020

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Disclosure Statements Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of CPI Aerostructures, Inc . ( the “ Company” or “CPI Aero”), are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry, the ability to manage growth and integrate acquired operations and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10 - K for the year ended December 31 , 2019 , available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

3 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations At a Glance MRO Welded Tubes and Oil Tanks EW/ISR Pods Engine Inlet Assemblies Wing Structures Kitting & Supply Chain Management Revenue* $ 561.9 M Total Backlog** 40 Years $ 87.5 M Facilities 250 + Active Suppliers 275 + Employees 171,000 ft 2 Defense / Commercial (Rev)* 79/21 • FYE 12/31/2019 ** At 12/31/2019

4 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Investment Highlights Unique Tier 1 Strategy in the Aerospace & Defense Supply Chain 1 Broad Product and Services Portfolio 2 Successful Execution of Defense - Centric Strategy Results in Record Defense Backlog of $496.7 Million 1 3 Defense Contracts Aligned with National Security Funding Priorities 4 Positioned to Deliver Revenue Growth, Profitability and Positive Operating Cash Flow for 2020 5 Experienced Management Team and Strong Board of Directors 6 1 Backlog at 12/31/2019

Diverse Product and Services Portfolio

CVU
LISTED
NYSE AMERICAN

Manufacturer of aerospace structural assemblies and integrated systems for the defense and commercial markets; Strong defense portfolio with a balance between modernization and readiness

AEROSTRUCTURES

Wings

- Boeing A-10 (Defense)
- Unspecified Missile (Defense)

Inlets / Nacelles

- Embraer Phenom 300 (Commercial)
- Bell AH-1Z Viper (Defense)
- Sikorsky UH-60 (Defense)

MRO

- Sikorsky UH-60 Stabilators (Defense)
- Sikorsky MH-53 Tow Hooks (Defense)

Secondary Structures

- Sikorsky UH-60 Gunner Window Assys. (Defense)
- Spirit CH-53K Step & Rack Assys. (Defense)
- E-2D Aerial Refueling Probe (Defense)

AEROSYSTEMS

Pods

- NGC ALMDS (Defense)
- NGC AN / ASQ-236 (Defense)
- Raytheon DB-110 (Defense)
- Raytheon TacSAR (Defense)
- Raytheon NGJ Mid-Band (Defense)

Special Products

- Sikorsky UH-60 Fuel Panels (Defense)
- Lockheed F-35 Lock Assys. (Defense)
- Lockheed F-35 Canopy Drive Shafts (Defense)
- Raytheon SEASPARROW Launch Control Electronics (Defense)

KITTING & SCM

Wings

- NGC E-2D (Defense)
- U.S. Government F-16 MRO (Defense)

Primary Structures

- T-38C Pacer Classic III (Defense)

Secondary Structures

- Embraer E-175 E2 (Commercial)
- Sikorsky S-92 Kits (Commercial)
- Lockheed Martin F-16V RI/DCC (Defense)

● Defense ● Commercial

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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6 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Unique Business Model focused on Mixed Commodity Assembly CPI Aero is… Tier 1 to: Prime to: Tier 2 to: Tier 3 Tier 2 Tier 1 OEM Components or detailed parts Manufacture s uba s se m bli e s Manufacture aircraft sections Final assembly, finish, and delivery Goal: Maintain and Expand our Tier 1 Status ✓ NOT a parts manufacturer trying to move up the value - added chain ✓ Uses suppliers to manufacture 100% of components

7 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations $41.9 $26.6 $19.0 Aerostructures Aerosystems Kitting Three Business Segments - Revenues 43% 57% $ 87.5 million $100.0 $97.0 $3.0 48 % of FY Q 4 2019 Revenues 30 % of FY Q 4 2019 Revenues 22 % of FY Q 4 2019 Revenues AEROSTRUCTURES AEROSYSTEMS KITTING & SCM FYE 12/31/2019 Revenues Defense Commercial

CVU LISTED NYSE AMERICAN

Defense Centric Strategy Gaining Momentum

Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

Bell / Textron AH-1Z Viper	Unidentified Missile Platform	Unidentified Sikorsky Helicopter	NGC E-2D Advanced Hawkeye – Follow On	Lockheed Martin F-35 Lightning II Lock Assys.	Lockheed Martin F-16V
$18.6M	$ Undisclosed	$1.0M (approx.)	$47.5M	$10.6M	$20.0M+
					
Announced Jan. 2017/March 2018	Announced October 2018	Announced October 2018	Announced October 2018	Announced July 2015/Dec. 2018	Announced February 2019
Contract Period 2017 – 2021	Contract Period 2019 – 2021	Contract Period 2019 – 2021	Contract Period 2018 – 2024	Contract Period 2015 – 2024	Contract Period 2019-2024

Sikorsky UH-60 Black Hawk HIRSS Module Assemblies	U.S. Air Force T-38 PC3/TRIM	Raytheon Next Generation Jammer Mid-Band	Boeing A-10 Thunderbolt II	Raytheon Prototype Pod
~$14.0M	$65.7M	$200M+	$48M	$2.5M
				
Announced June 2019	Announced July 2019	Announced Jul. 2016/Aug. 2018/ Sept. 2019	Announced October 2019	Announced October 2019
Contract Period 2020-2022	Contract Period 2019 – 2030	Contract Period 2016 – 2030	Contract Period 2020-forward	Contract Period 2019-2021

NOTE: Contract amounts are potential values over period of performance

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations $496.7 $65.2 Successful Execution of Defense Business Development Strategy $137.0 $10.7 $414.2 $147.7 Total Backlog $ 561.9 * Backlog includes both funded orders and the estimated amount of future orders under the expected duration of the program . Funded Backlog Funded / Unfunded Defense Commercial *As of 12/31/2019 ($ in Millions) Strategy Aligned with National Security Funding Priorities

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Large and Diversified Backlog Drives Strong Visibility F - 35 Drive Shaft F - 35 Locks Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer E - 2D Advanced Hawkeye (Multi - Year 2) Sikorsky/Unnamed Helicopter Platform New Customer/Missile Wing E175 - E2 Phenom 300 UH - 60 Black Hawk MH - 53E Sea Dragon S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A (Multi - Year 1) Japan E - 2D CH - 148 F - 16V Structural Assemblies UH - 60 HIRSS Module Assem. • Reported backlog as of 12/31/2019 Potential to collectively generate revenue of $ 561.9* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 T - 38 PC3 / TRIM Defense Commercial A - 10 Thunderbolt II Undisclosed Prototype Pod T70 Turkish Utility Helicopter Program ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Revised Growth Drivers % of Backlog at 3/31/20 Key Platforms Estimated 3 - Year Growth Outlook (2018 - 2021) 27% A - 10, F - 16, UH - 60 12% - 14% (Is Now) 12% - 18% (Was) 43% NGJ - MB, F - 35, DB - 110 UH - 60, CH - 53K 22% - 26% (Is Now) 16% - 20% (Was) 30% E - 2D, T - 38 F - 16, E2 - 175 8% - 10% (Is Now) 16% - 18% (Was) $17.7 $35.1 $17.6 ($ in Millions) $70.4 Aerostructures Aerosystems Kitting/SCM 2018 Rev. (Restated) Business Area

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Near - Term Program Opportunities • Missile Wings • Repair of various helicopter structural assemblies • Unmanned Aerial Systems • Flight control surfaces AEROSTRUCTURES AEROSYSTEMS Bold, italic type denotes opportunities where CPI Aero is the incumbent supplier • Intelligence, Surveillance & Reconnaissance (ISR) Pods • Electronic Warfare (BW) Pods • SEASPARROW missile controlelectronics • Rada Racks

13 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Future Opportunities Unmanned Aerial Systems Space Hypersonics EW/ISR Pods

14 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Conclusion • Stable, near - term business with meaningful, long - term growth opportunities • Durable relationships with Top Tier 1 OEM aerospace customers • Defense market focus yielding large, diversified and growing backlog – Record $496.7 million defense backlog at year - end • Cash flow from operations for 2019 improved by more than $2 million • Positioned for revenue growth, improved margins, profitability and positive cash flow for 2020

15 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Investor Relations Counsel Jody Burfening, LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com

16 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Appendix

17 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations $0 $100 $200 $300 $400 $500 $600 Q4'18 Q2'19 Q4'19 Backlog (Defense/Commercial) Commercial Defense Total Backlog Backlog 4 Q 2018 – 4Q 2019 Funded 26% / Unfunded 74% $561.9 $496.7 $65.2 Consolidated Backlog at 12/31/2019: $561.9 Million Defense Backlog: $484.3 Million, Up 55% over prior two years $414.2 $147.7 Defense 88% / Commercial 12% $496.7 $65.2 Total Backlog $ 561.9 Unfunded backlog represents remaining potential value of long - term agreements ($ in Millions)

18 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Financial Highlights For the years ended December 31, 2019 2018 (As Restated) Revenue $87.5 $70.4 Cost of sales 78.4 66.2 Gross profit 9.1 4.2 Selling, general and administrative expenses 11.6 9.8 Loss from operations (2.4) (5.6) Loss before provision for income taxes (4.4) (7.5) Net loss (4.4) (7.5) Loss per common share – diluted ** $(0.38) $(0.80) **On a higher number of shares : 11 , 808 , 052 at December 31 , 2019 versus 9 , 480 , 948 at December 31 , 2018 .

19 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations ($ in Millions) Balance Sheet Highlights As of December 31, 2019 Cash and Restricted Cash $5.4 Contract Assets 15.3 Total Debt ** 31.0 Amended Credit Facility • Entered into Amended Credit Facility on August 24, 2020 − Outstanding principal on term loan increased to $8.0 million − $24 million revolving line - of - credit − Maturity extended to May 2, 2022 • Received $4.8 million loan under the Paycheck Protection Program Provision of the CARES Act; loan expected to be forgiven **Excludes $4.8 Million Loan Under Paycheck Protection Program Provision of CARES Act

CVU
LISTED
NYSE AMERICAN

Executive Leadership with Extensive Industry Expertise



Douglas McCrosson
President & Chief Executive Officer

- President & CEO since 2014; COO, 2010-2014; with CPI Aero since 2003
- Prior: Grumman Corp; Frisby Aerospace
- Appointed to Board of Governors of Aerospace Industries Association (January 2019)

Thomas Powers
Acting Chief Financial Officer & Secretary

- Acting CFO since February 2020
- Joined CPI in January 2019 as Manager for Financial Planning and Analysis
- Prior: Triumph Group



Ken Hauser
Sr. Vice President
Operations

- VP since 2013; with CPI Aero since 2011
- Prior: Northrop Grumman Corporation – Manufacturing/Operations, Global Supply Chain



Jay Mulhall
Vice President
Business Development

- Joined CPI Aero in February 2018
- Prior: Northrop Grumman Corporation – Sr. Director, Strategy & Business Development, Military Aircraft Systems (B-2, F-35, E-2D, JSTARS, Directed Energy Programs)



Nazz Palmerini
Vice President
Programs

- VP since 2015; with CPI Aero since 2013
- Prior: GKN Aerospace – Sales, Business Development, Program Management



Barry Fratello
Vice President
Administration

- VP since 2014; with CPI Aero since 2012
- Prior: Grumman Corp.; Telephonics Corporation

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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